UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-KA

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               July 28, 2003
                               -------------
                                Date of Report
                      (Date of Earliest Event Reported)

                            ANTICLINE URANIUM, INC.
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

       Utah                       0-49655                    87-0678927
       ----                      ---------                   ----------
   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                           2120 South 700 East, #H183
                           Salt Lake City, Utah 84106
                           --------------------------
                   (Address of Principal Executive Offices)

                                (801) 583-9900
                                --------------
                         Registrant's Telephone Number

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None; not applicable.

Item 3.   Bankruptcy or Receivership.
          --------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Hansen, Barnett & Maxwell, independent certified public accountants, of Salt Lake City, Utah, audited the balance sheets of Anticline Uranium, Inc., a Utah corporation (the "Company"), as of December 31, 2002 and 2001, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended and for the period from August 10, 2001(date of inception of the exploration stage) through December 31, 2002.

          During July 2003, management of the Company consulted with a representative of Pritchett, Siler & Hardy, certified public accountants, Salt Lake City, Utah, for the purpose of determining whether Pritchett, Siler & Hardy would be interested in becoming the Company's new independent auditors. After such discussions, on July 28, 2003, the Company's Board of Directors resolved to dismiss Hansen, Barnett & Maxwell and retain Pritchett, Siler & hardy as the Company's independent auditors.

          During the consultation with Pritchett, Siler & Hardy, or prior thereto, no one representing the Company consulted with Pritchett, Siler & Hardy regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and Pritchett, Siler & Hardy had not provided the Company or someone on its behalf either written or oral advice on any factor, issue or item of accounting, auditing or financial reporting.

       During the two years ended December 31, 2002 and during the subsequent period through July 28, 2003, the reports of Hansen, Barnett & Maxwell did not contain any adverse opinion of disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Hansen, Barnett & Maxwell expressed that there was substantial doubt about the Company's ability to continue as a going concern.


       During the two years ended December 31, 2001 and December 31, 2002 and during the subsequent period through July 28, 2003, there were no disagreements between the Company and Hansen, Barnett & Maxwell, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

          The Company has provided Hansen, Barnett & Maxwell with a copy of the disclosure provided under this caption of this Report, and has advised them to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

           None; not applicable.

          (b)  Pro Forma Financial Information.

           None; not applicable.

          (c) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

Letter on change in certifying accountant               16


Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable

                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANTICLINE URANIUM INC.

DATED: 8/13/03                            /s/ Kenneth P. Hamik
       -------                           ----------------------------
                                         Kenneth P. Hamik
                                         President and Director